SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Asset Allocation Funds - Balanced Portfolio -- Class A
Shares
Fiscal period ending: 9/31/97
Inception date (if less than 10 years of performance): 2/7/94


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $            $1,000

ERV =  Ending Redeemable Value   $1,167.37 $            $1,602.68

T   =  Average Annual
       Total Return                  16.74%       %     13.84%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $1,807,418

Expenses                         $863,924

Reimbursement                    $0

Average shares                     55,337,498

NAV                              $12.28

Sales Charge                        5.75%

POP                              $13.03

Yield at POP                         1.58%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Asset Allocation Funds: Balanced Portfolio -- Class B
Shares
Fiscal period ending: 9/31/97
Inception date (if less than 10 years of performance): 2/11/94


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      $         $1,000

ERV =  Ending Redeemable Value   $1,179.47   $         $1,626.22

T   =  Average Annual
       Total Return             17.95%          %        14.29%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $1,161,076

Expenses                         $827,285

Reimbursement                    $0

Average shares                     35,689,999

NAV                              $12.23

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                         0.92%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Asset Allocation Funds: Balanced Portfolio-- Class C
Shares
Fiscal period ending: 9/31/97
Inception date (if less than 10 years of performance): 9/1/94


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $            $1,000

ERV =  Ending Redeemable Value   $1,218.58 $            $1,647.20

T   =  Average Annual
       Total Return             21.86%         %         14.70%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $185,493

Expenses                         $136,054

Reimbursement                    $0

Average shares                     5,728,057

NAV                              $12.18

Sales Charge                        %

POP                              $

Yield at NAV                         0.85%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Asset Allocation Funds: Balanced Portfolio -- Class M
Shares
Fiscal period ending: 9/31/97
Inception date (if less than 10 years of performance): 2/6/95


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $            $1,000

ERV =  Ending Redeemable Value   $1,188.63 $            $1,616.73

T   =  Average Annual
       Total Return             18.86%         %        14.11%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $115,233

Expenses                         $73,885

Reimbursement                    $0

Average shares                     3,530,796

NAV                              $12.27

Sales Charge                        3.50%

POP                              $12.72

Yield at POP                         1.11%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Asset Allocation Funds: Balanced Portfolio -- Class Y
Shares
Fiscal period ending: 9/31/97
Inception date (if less than 10 years of performance): 7/5/94


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      $         $1,000

ERV =  Ending Redeemable Value   $1,242.06   $         $1,715.34

T   =  Average Annual
       Total Return             24.21%            %     15.98%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $617,890

Expenses                         $259,879

Reimbursement                    $0

Average shares                     18,881,267

NAV                              $12.29

Yield at NAV                         1.86%